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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 4, 1995



                        AMERICAN EXPRESS COMPANY
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         (Exact name of registrant as specified in its charter)



               New York                   1-7657         13-4922250
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     (State or other jurisdiction     (Commission       (IRS Employer
              of incorporation)       File Number)      Identification)


        American Express Tower, World Financial Center
        New York, New York                                    10285
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        (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number,                 (212) 640-2000
       including area code                            --------------


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        (Former name or former address, if changed since last report.)


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Item 5.  Other Events

       On April 4, 1995, American Express Company issued a press release, portions of which follow:

       NEW YORK -- April 4, 1995 -- American Express Company today announced that George L. (Chuck) Farr will join the company as Vice Chairman and a member of the Office of the Chief Executive (OCE), effective May 1. Mr. Farr, 54, currently a director of McKinsey & Company, will report to Harvey Golub, Chairman and Chief Executive Officer. He joins Mr. Golub, as well as President Jeffrey E. Stiefler, and Vice Chairman Kenneth I. Chenault and Jonathan S. Linen, as a member of the Office of the Chief Executive.

       In this new role, Mr. Farr will be responsible for oversight of the Travel Services Group (including Corporate Card, Business and Consumer Travel, and Corporate Purchasing Card), the Travelers Cheque Group, a new "virtual bank" business that is being developed, as well as the strategic planning staff.

       Mr. Farr joined McKinsey in 1968. He led the firm's strategic management practice, helping a broad range of U.S. and international clients improve organizational and operational effectiveness, as well as growing new businesses in an environment of rapid change. He also led the development of the firm's consumer goods practice in North America and internationally. Prior to joining McKinsey, Mr. Farr worked for Procter & Gamble from 1964 to 1968. He holds a BA and an MBA from the University of Michigan.

       American Express also announced that Mr. Chenault's responsibilities will be expanded to include responsibility for Travel Related Services (TRS) International. With this change, Mr. Chenault will have direct responsibility for overseeing several of the company's core businesses on a global basis. He will continue to have responsibility for the company's consumer Charge Card and consumer lending businesses, and for building relationships with merchants that accept the Card. Additionally, he will continue to have company wide responsibility for brand management and advertising and will maintain his leadership of TRS' major reengineering activities.

       Mr. Golub will remain Chairman and Chief Executive Officer of both American Express and its TRS subsidiary.

       Mr. Stiefler will continue to oversee American Express Financial Advisors and American Express Bank, as well as American Express Relationship Services, which will market a broad range of retail, telecommunications, entertainment and other products and services to Cardmembers and prospects, and a business that is currently being developed to focus on meeting people's financial needs at the workplace. Additionally, he will continue to oversee technology and the reengineering of staff units across the company.

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       Mr. Linen will continue as the company's senior representative to external constituencies -- including customers, governments and key industry groups -- and will continue to lead efforts to build strategic alliances and partnerships.

       American Express Company is a diversified travel and financial services company founded in 1850. It is a leader in charge and credit cards, Travelers Cheques, travel, financial planning, investment products, insurance and international banking.

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN EXPRESS COMPANY


                                      By:    /s/ Stephen P. Norman
                                             -------------------------
                                      Name:  Stephen P. Norman
                                      Title: Secretary



Dated:  April 5, 1995
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